UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Annual For holders as of: 04/15/09 Date: 06/09/09 Time: Location: The Equitable Center Meeting Type: 10:00 A.M., EDT 787 Seventh Avenue (at 51st Street) New York, New York 10019 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CBS CORPORATION CBS CORPORATION 51 W. 52ND STREET NEW YORK, NY 10019 See the reverse side of this notice to obtain proxy materials and voting instructions. M11552

Before You Vote How to Access the Proxy Materials Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. 1) BY INTERNET: 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/26/09. How to View Online: How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: www.proxyvote.com How To Vote Please Choose One of the Following Voting Methods M11553to request a ballot to vote these shares. and follow the instructions. Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED DIRECTOR NOMINEES. 1. The election of 14 directors: 5. A proposal to approve amendments to theNominees: Company's 2005 RSU Plan for Outside Directors. 01) David R. Andelman 08) Linda M. Griego 02) Joseph A. Califano, Jr. 09) Arnold Kopelson 03) William S. Cohen 10) Leslie Moonves THE BOARD OF DIRECTORS RECOMMENDS A VOTE 04) Gary L. Countryman 11) Doug Morris "AGAINST" MATTER 6. 05) Charles K. Gifford 12) Shari Redstone 6. A stockholder proposal. 06) Leonard Goldberg 13) Sumner M. Redstone 07) Bruce S. Gordon 14) Frederic V. Salerno THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MATTERS 2, 3, 4 AND 5. 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2009. 3. A proposal to approve the Company's 2009 Long-Term Incentive Plan. 4. A proposal to approve amendments to the Company's 2000 Stock Option Plan for Outside Directors. M11554

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials CBS CORPORATION CBS CORPORATION 51 W. 52ND STREET NEW YORK, NY 10019 Meeting Information Meeting Type: Annual For holders as of: 04/15/09 Date: 06/09/09 Time: 10:00 A.M., EDT Location: The Equitable Center 787 Seventh Avenue (at 51st Street) New York, New York 10019 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M11552

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com ________________________________________ * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/26/09. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M11553

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED DIRECTOR NOMINEES. 1. The election of 14 directors: Nominees: 01) David R. Andelman 02) Joseph A. Califano, Jr. 03) William S. Cohen 04) Gary L. Countryman 05) Charles K. Gifford 06) Leonard Goldberg 07) Bruce S. Gordon 08) Linda M. Griego 09) Arnold Kopelson 10) Leslie Moonves 11) Doug Morris 12) Shari Redstone 13) Sumner M. Redstone 14) Frederic V. Salerno THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTERS 2, 3, 4 AND 5. 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2009. 3. A proposal to approve the Company’s 2009 Long-Term Incentive Plan. 4. A proposal to approve amendments to the Company’s 2000 Stock Option Plan for Outside Directors. 5. A proposal to approve amendments to the Company’s 2005 RSU Plan for Outside Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” MATTER 6. 6. A stockholder proposal. M11554